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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-214510) of W. P. Carey Inc., of our report dated March 14, 2018 relating to the financial statements of Corporate Property Associates 17—Global Incorporated, which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP
New York, NY
October 1, 2018

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM